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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

                           Filed by the Registrant [X]
                 Filed by a Party other than the Registrant [ ]

                           Check the appropriate box:

                        [ ] Preliminary Proxy Statement.
        [ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
                               RULE 14a-6(e)(2)).
                         [X] Definitive Proxy Statement.
                      [ ] Definitive Additional Materials.
             [ ] Soliciting Material Pursuant to Section 240.14a-12

                     COMMUNITY BANK SHARES OF INDIANA, INC.

                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

               Payment of Filing Fee (check the appropriate box):

                              [X] No fee required.

  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

COMMUNITY BANK SHARES OF INDIANA, INC.





                                 April 14, 2003



Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Community Bank Shares of Indiana, Inc. The meeting will be held at the Koetter Woodworking Forest Discovery Center, located in Starlight, Indiana, on Tuesday, May 20, 2003 at 1:00 p.m., Eastern Daylight Time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

     A buffet lunch will be served from 11:30 a.m. until 12:45 p.m., in the meeting room, so please plan on joining us for something to eat before the meeting begins.

     It is important that your shares be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will ensure that your vote is counted if you are unable to attend.

     Your continued support of and interest in Community Bank Shares of Indiana, Inc., is greatly appreciated.


                                 Sincerely,

                                 /s/ James D. Rickard

                                 James D. Rickard
                                 President and Chief Executive Officer

                     COMMUNITY BANK SHARES OF INDIANA, INC.

                             101 West Spring Street
                            New Albany, Indiana 47150
                                 (812) 944-2224

________________________________________________________________________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held on May 20, 2003

________________________________________________________________________________

     Community Bank Shares of Indiana, Inc. will hold its Annual Meeting of Stockholders at the Koetter Woodworking Forest Discovery Center, which is located at 533 Louis Smith Road, Starlight, Indiana, 47106, on Tuesday, May 20, 2003, at 1:00 p.m., Eastern Daylight time. The purposes of the Annual Meeting are:

     (1) To elect three directors for three-year terms;

     (2) To approve the Performance Units Plan of Community Bank Shares, a new equity compensation plan.

     (3) To ratify the appointment by the Board of Directors of Crowe, Chizek and Company LLP, as the Company's independent auditors for the fiscal year ending December 31, 2003; and

     (4) To transact such other business as may properly come before the meeting or any adjournment of the meeting. Management is not aware of any other such business.

     Stockholders of record at the close of business on March 21, 2003 are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof.
                       BY ORDER OF THE BOARD OF DIRECTORS



                                 /s/ Pamela P. Echols

                                 Pamela P. Echols
                                 Secretary


New Albany, Indiana
April 14, 2003
________________________________________________________________________________
     It is important that your shares be represented at the Annual Meeting regardless of the number you own. Even if you plan to be present, please complete, sign, date and return the enclosed proxy promptly in the envelope provided. If you attend the meeting, you may vote either in person or by proxy. Any proxy given may be revoked by you in writing or in person at any time prior to its exercise.

                     COMMUNITY BANK SHARES OF INDIANA, INC.
                      ____________________________________

                                 PROXY STATEMENT
                      ____________________________________

                         ANNUAL MEETING OF STOCKHOLDERS

                                  May 20, 2003

     Our Annual Meeting of Stockholders will be held at the Koetter Woodworking Forest Discovery Center, located in Starlight, Indiana, on Tuesday, May 20, 2003 at 1:00 p.m., Eastern Daylight Time.

     We are sending you this proxy statement because the Board of Directors of Community Bank Shares of Indiana, Inc. is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement and accompanying proxy is first being mailed on or about April 14, 2003 to stockholders of record as of the close of business on March 21, 2003.

     As used in this proxy statement, the terms the "Company", "we" and "our" refer to Community Bank Shares of Indiana, Inc., an Indiana corporation.

                               VOTING INFORMATION

     Voting by proxy. Stockholders may vote at the Annual Meeting in person or by proxy. You can vote your shares by proxy by signing, dating and mailing the enclosed proxy card. If you use the enclosed proxy card to vote, your shares will be voted in accordance with the instructions you provide on the proxy card. If you sign and return the proxy card without providing contrary instructions, your proxy will be voted

     |X| for the nominees for director as described in this proxy statement, and |X| to approve the Performance Units Plan of Community Bank Shares, a new
         equity compensation plan, and

     |X| for the  ratification of the  appointment of Crowe,  Chizek and Company
         LLP as our independent accountants for 2003, and

     |X| to transact such other  business as may properly come before the Annual
         Meeting, in accordance with the judgment of the persons appointed as proxies, though management is not aware of any such other business.

The proxies being solicited may be exercised only at the Annual Meeting and any adjournment of the Annual Meeting and will not be used for any other meeting.

     Revoking a proxy. You may revoke or change your proxy at any time before it is exercised by (i) filing with the Secretary of the Company written notice of revocation (Pamela P. Echols, Secretary, Community Bank Shares of Indiana, Inc., 101 W. Spring Street, New Albany, Indiana 47150); (ii) submitting to the Secretary, a duly-executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of your intention to vote in person.

     Voting rights. Only stockholders of record at the close of business on March 21, 2003 will be entitled to vote at the Annual Meeting. On March 21, 2003, there were approximately 2,372,045 shares of Common Stock issued and outstanding, and the Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the meeting. Stockholders of the Company are not permitted to cumulate their votes for the election of directors.

     Quorum and votes required. The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Directors are elected by a plurality of the votes cast at the Annual Meeting. The three nominees receiving the most votes will be elected directors. The proposal to approve the Performance Units Plan of Community Bank Shares, a new equity compensation plan, will be approved if the votes cast for the proposal exceed the votes cast against the proposal at the Annual Meeting. The proposal to ratify the appointment of the Company's independent auditors will be approved if the votes cast for the proposal exceed the votes cast against the proposal at the Annual Meeting.

     Abstentions will be counted for purposes of determining the presence of a quorum at the Annual Meeting. Abstentions and broker non-votes will not be counted as votes cast and, thus, will have no effect on the vote for the election of directors or the proposals to approve the Performance Units Plan of Community Bank Shares or to ratify the appointment of our independent auditors.

                  INFORMATION ABOUT THE NOMINEES FOR DIRECTOR,
                        DIRECTORS AND EXECUTIVE OFFICERS

     C. Thomas Young, Chairman of the Board of Directors of the Company died unexpectedly on May 3, 2002. Mr. Young was also Chairman of the Board of Directors of Community Bank of Southern Indiana and a director of Community Bank of Kentucky. The Company appreciates Mr. Young's many years of distinguished and dedicated service.

     Timothy T. Shea, who formerly served as the Vice Chairman of the Board of Directors, was elected by the Board of Directors, on May 10, 2002, to succeed Mr. Young as Chairman of the Board of Directors.

Election of Directors

     Our Articles of Incorporation provide for a classified Board of Directors. The Board of Directors is divided into three classes which are as equal in number as possible. The directors in each class serve for a term of three years, and one class is elected annually. At the Annual Meeting, you will be asked to elect three directors for a term to expire at the Annual Meeting of Stockholders to be held in 2006.

     Gordon L. Huncilman, James W. Robinson, and Timothy T. Shea are currently serving as directors in the class whose term expires at the Annual Meeting, and they have been nominated for election as directors at the Annual Meeting for a term extending until our 2006 annual stockholders' meeting. Each of the nominees has agreed to serve as a director if elected. Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of these nominees. If any of them should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies may vote for a replacement nominee recommended by the Board of Directors, or the Board of Directors may reduce the number of directors to be elected at the Annual Meeting. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

Nominees and Directors

     The following biographies show the age and principal occupations during the past five years of each of the nominees for director and each director whose term continues beyond the Annual Meeting. The biographies also show any directorships held with any other public company or any registered investment company, and tenure as a director of our subsidiary banks. Ages are shown as of March 1, 2003.

     Each of the directors is also a director of one or both of our subsidiary banks, Community Bank of Southern Indiana ("Community Bank") and Community Bank of Kentucky.

           Nominees for Director for Three-Year Terms Expiring in 2006

      Gordon L. Huncilman  (Age 46)
        >>       Director of the Company since 1997.
                >>       Director of Community Bank since 1994.
        >>       Associated with Bert R. Huncilman & Son, Inc., a manufacturing company located in New Albany, Indiana, since 1978, most
                 recently as president, and is a partial owner of the company.
        >>       Director of Rauch, Inc., since September, 1997.

       James W. Robinson (Age 68)
        >>       Director of the Company since its formation in 1994, having previously served as a director of Community Bank Shares, MHC from its formation in 1991.
                >>        Director of Community Bank since 1987.
        >>       Chairman of the Board and Director of Caldwell Tanks, Inc.,
                 a tank manufacturer.
        >>       Chairman of the Board, Secretary, Director, and partial owner of Stemwood Corp., a veneer company located in New Albany,
                 Indiana.
        >>       Chairman of the Board, Secretary, and partial owner of NIEMCO
                 Fabricators, Inc. of Louisville, Kentucky.
        >>       Partial owner of St. Louis Helicopters, LLC.
        >>       Partial owner of Rocket Man, Inc.

       Timothy T. Shea  (Age 59)
        >> Director of the Company since its formation in 1994, having previously served as a director of Community Bank Shares, MHC from its formation in 1991.
                >>       Director of Community Bank since 1986.
                >>       Director of Community Bank of Kentucky since May, 2002.
        >> Formerly Chief Operating Officer of Vermont American Corp., a manufacturer and marketer of power tool accessories and home storage products located in Louisville, Kentucky, retired
                 May 1, 2001.
        >> Partner in Shea and Young, a real estate investment company located in New Albany, Indiana, since January, 1993.

     The Board of Directors recommends that you vote FOR the election of the nominees for director.

             Members of the Board of Directors Continuing in Office

                      Directors Whose Terms Expire in 2004

      Robert J. Koetter, Sr. (Age 70)
        >> Director of the Company since its formation in 1994, having previously served as a director of Community Bank Shares, MHC from its formation in 1991.
                >>       Director of Community Bank since 1990.
        >> An owner and majority stockholder of the Koetter Construction Company, Floyds Knobs, Indiana, since 1954.

      Gary L. Libs (Age 51)
        >> Director of the Company since its formation in 1994, having previously served as a director of Community Bank Shares, MHC from its formation in 1991.
                >> Director (since 1989) and Chairman of the Board (since May, 2002) of Community Bank.
        >> President, Chief Executive Officer, and owner of Libs Paving Co., Inc., Floyds Knobs, Indiana since 1972.

      Kerry M. Stemler (Age 45)
        >>       Director of the Company since 1997.
                >>       Director of Community Bank since 1994.
        >>       President and sole owner of KM Stemler Co., Inc., a
                 construction company, located in New Albany, Indiana, since 1981.
        >>       Partial owner of KM Stemler Trucking, Inc., which is located in
                 New Albany, Indiana.
        >>       Partial owner of Broadway Properties, LLC, a commercial real estate company located in Southern Indiana.

                      Directors Whose Terms Expire in 2005

       George M. Ballard (Age 55)
        >>       Director of the Company since 2001.
                >>       Director of Community Bank of Kentucky since 1998.
        >>       Vice President and partial owner of TEBCO, Inc., a farming and real estate partnership, since 1971.
        >>       President and partial owner of Ballard Brothers, Inc., a
                 farming and real estate partnership, since 1998.
        >>       President and partial owner of Culpepper VII, LLC, a farming and real estate partnership, since April, 2002.

       Dale L. Orem (Age 64)
        >>       Director of the Company since 1997.
                >> Served as a Director and Chairman of the Board of Heritage Bank from its formation in 1996 until its merger with Community Bank of Southern Indiana in 2002 and currently serves as a Director and Vice Chairman of the Board of Community Bank.
        >>       Former mayor of Jeffersonville, Indiana.
        >>       Retired member of the officiating team for the National
                 Football League.
        >>       Director, Integrity Capital Corp. of Indiana.

       James D. Rickard (Age 49)
        >> Director, President and Chief Executive Officer of the Company since 2000.
                >>       Director of Community Bank since 2000. Served as
                         President of Community Bank from October, 2000 until
                         March, 2002.
                >>       Director of Community Bank of Kentucky since 2000.
        >> Formerly Director, President and Chief Executive Officer of the Corbin, Kentucky office of Union Planters Bank (previously known as First National Bank of Corbin and Southeast Bancorp.)

       Steven R. Stemler  (Age 42)
        >>       Director of the Company since 1997.
                >> Director of Community Bank since 2002 having previously served as a Director of Heritage Bank from 1996 until
                        2002.
        >>       President and partial owner of Stemler and Sons Plumbing, Inc., a plumbing supply business located in Jeffersonville, Indiana.
        >>       Owner of Stemler Irrigation, an irrigation company located in
                 Jeffersonville, Indiana.

     Kerry M. Stemler and Steven R. Stemler are cousins. As discussed at page 13, Mr. Rickard serves as our President and Chief Executive Officer pursuant to an employment agreement. Our employment agreement with Mr. Orem, pursuant to which he formerly acted as chairman of our subsidiary, Heritage Bank, and now acts as Senior Business Development Officer at Community Bank, is discussed at page 14.

Board Meetings and Committees

     Regular meetings of the Board of Directors of the Company are held on a monthly basis. The Board of Directors of the Company held a total of 16 meetings during the year ended December 31, 2002. All of the directors attended at least 75% of all the meetings of the Company Board of Directors and the committees on which they served during the year ended December 31, 2002, with the exception of Robert Koetter, who attended 63%.

     The Board of Directors of the Company has a standing Executive Committee, Audit Committee and Compensation Committee. The following table shows the current membership of these Board committees:

                              Executive            Audit           Compensation

   George M. Ballard                                 X
   Gordon L. Huncilman                               X
   Robert J. Koetter, Sr.
   Gary L. Libs                   X                  X                   X
   Dale L. Orem
   James D. Rickard               X
   James W. Robinson                                 X                   X
   Timothy T. Shea                X                  X                   X
   Kerry M. Stemler               X                  X                   X
   Steven R. Stemler                                 X

     The Executive Committee has the authority to exercise the powers of the Board of Directors of the Company in the intervals between meetings of the Board and meets as necessary to oversee the business of the Company. The Executive Committee met 2 times in 2002.

     The Audit Committee is composed entirely of directors who are independent, as defined in Rule 4200(a)(14) of the National Association of Securities Dealers' Listing standards. The Audit Committee assists the Board of Directors in overseeing the integrity of the Company's financial statements, its compliance with legal and regulatory requirements and the independence and performance of its internal and external auditors. The specific functions and responsibilities of the Audit Committee are set forth in the Audit Committee Charter, which has been adopted by the Board of Directors for the Audit Committee. The Audit Committee met 7 times during 2002, with the Committee having met in Executive Session with Crowe Chizek during 2 of the meetings.

     The Compensation Committee is responsible for establishing the compensation and compensation policies for key executive officers. The Compensation Committee met 2 times in 2002, with the second meeting reconvening twice.

     The Company has not established a nominating committee. Those functions are performed by the full Board of Directors. The Board of Directors met 1 time in its capacity as the nominating committee during 2002. The Board of Directors will consider nominees recommended by stockholders. A stockholder desiring to submit such a recommendation to the Board of Directors should send written notice of the recommendation to the Secretary of the Company at the Company's principal executive offices.

     Article VII.D. of our Articles of Incorporation contains the procedures that must be followed for nominations of directors. Nominations may be made by, or at the direction of, a majority of the Board of Directors or by a stockholder entitled to vote at the Annual Meeting. To nominate a person for election as a director who is not being nominated by the Board of Directors, a stockholder must comply with the prior notice procedures contained in Article VII.D. of our Articles of Incorporation. These procedures are discussed at page 20 under the heading "Stockholder Proposals and Nominations".

Report of the Audit Committee

     The Audit Committee of the Board of Directors has furnished the following report:

     The Audit Committee assists the Board in overseeing and monitoring the integrity of the Corporation's financial reporting process, its compliance with legal and regulatory requirements and the quality of its internal and external audit processes. The role and responsibilities of the Audit Committee are set forth in a written Charter adopted by the Board. The Audit Committee will review and reassess the Charter annually and recommend any changes to the Board for approval. The Audit Committee is reviewing the Charter in light of the new standards that are being imposed under the Sarbanes-Oxley Act of 2002 and will recommend changes to the Board to conform the Audit Committee Charter to the Sarbanes-Oxley Act.

     Management is responsible for the preparation of the Company's financial statements. The independent auditors are responsible for the audit of the financial statements. The Audit Committee is responsible for overseeing the Company's overall financial reporting process. In fulfilling its responsibilities for the financial statements for fiscal year 2002, the Audit
Committee:

     |X| Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2002 with management and Crowe, Chizek and Company LLP, the Company's independent auditors at the time of the audit.

     |X| Discussed with Crowe, Chizek and Company LLP the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct, scope and results of the audit; and

     |X| Received written disclosures and the letter from Crowe, Chizek and Company LLP regarding its independence as required by Independence Standards Board Standard No. 1.

     The Audit Committee discussed with Crowe, Chizek and Company LLP their independence. The Audit Committee also discussed with management and the independent auditors the quality and adequacy of the Company's internal controls and the internal audit function's organization, responsibilities, budget and staffing. The Committee discussed with the independent auditors their audit plans, audit scope and identification of audit risks.

     Based on the Audit Committee's review of the audited financial statements and discussions with management and Crowe, Chizek and Company LLP, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 for filing with the Securities and Exchange Commission.

                                 AUDIT COMMITTEE
              James W. Robinson, Chairman        Timothy T. Shea
              George M. Ballard                  Kerry M. Stemler
              Gordon L. Huncilman                Steven R. Stemler
              Gary L. Libs


Executive Officers Who Are Not Directors

     Set forth below is information about our executive officers who do not serve as directors, including their business experience for at least the past five years and their ages as of March 1, 2003. Officers of the Company are elected annually by the Board of Directors for a term of one year and until their successors are elected and qualify.

     George (Gray) Ball, age 63, is a Senior Vice President of the Company, a position he has held since 1998. He has been in the financial services industry for 35 years, and joined the Company on December 30, 1997. Mr. Ball served as Vice President, Commercial Loans, Regional Loan Manager for PNC Bank prior to joining the Company.

     Chris Bottorff, age 36, was appointed a Senior Vice President of the Company in August, 2002. He also serves as a President, of the Jefferson County Banking Division of Community Bank of Southern Indiana. Mr. Bottorff serves as a President of and is a director of Community Bank of Kentucky. Prior to joining the Company, Mr. Bottorff was a commercial banker with Fifth Third Bank from 1996 until 2002.

     Jeffrey Cash, age 41, was appointed Senior Vice President, Audit and Risk Management, in January, 2003. He has served as internal auditor for the Company since 2000 and served as Vice President, Retail for Community Bank from 1999 until his appointment as the Company's internal auditor, and as Vice President, Commercial Lending for Community Bank from 1997 until 1999.

     Kevin Cecil, age 48, a Senior Vice President of the Company, was appointed to that position in April, 2002. He is a director of Community Bank of Southern Indiana, having been elected in December, 2001 and also serves as the bank's Chief Executive Officer, a position that he has held since August, 2001. Mr. Cecil was employed by The Bank - Oldham County from April, 2001 until August, 2001 as Executive Vice President and Senior Loan Officer, and by PNC Bank from January, 1977 until March, 2001 as Senior Vice President and Indiana Market Manager.

     Paul Chrisco, age 34, was appointed Senior Vice President, Chief Financial Officer in 2001. Previous to that time, he was Vice President, Chief Financial Officer of the Company from 2000 to 2001, Chief Accounting Officer from 1999 to 2000 and Controller from 1997 to 1999. He was employed as Controller at AmBank Indiana before joining the Company.

     Patrick Daily, age 43, serves as President and is a director of Community Bank of Southern Indiana, having previously served as President, Chief Executive Officer and a director of Heritage Bank from 1998 until 2002, and as Senior Vice President prior to that date, from 1997 to 1998. He was appointed as Senior Vice President of the Company in September, 1999. Mr. Daily was employed as Vice President, Commercial Lending, at PNC Bank before joining the Company.

     Robert McIlvoy, age 42, is a Senior Vice President of the Company, a position he has held since April 2001. Prior to joining the Company, he was employed by Fifth Third Bank as an Assistant Vice President and Banking Center Manager from January, 2000 until March, 2001. He was employed by Technical Search and Recruiters as an executive recruiter from 1995 through 1999. Mr. McIlvoy served as a Vice President and Regional Manager at PNC Bank until his departure from there in 1995.

     M. Diane Murphy, age 53, is a Senior Vice President of the Company, a position she has held since 1996. She served as Vice President of Community Bank from 1989 until November, 1994, and as Senior Vice President of Community Bank from November, 1994 until April, 2000 when she also became the Chief Human Relations Officer. Ms. Murphy has been affiliated with Community Bank since 1967.

 Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the directors, executive officers, and persons who own more than 10% of our Common Stock (currently there are no such persons) to file with the Company and the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of any equity securities of the Company. During 2002, the Company believes all report forms required by Section 16(a) were filed on a timely basis with the exception of the following filings:

   Gordon L. Huncilman made one late filing on Form 5 covering two transactions. George M. Ballard made one late filing on Form 4 covering one transaction.

Stock Ownership by Directors and Executive Officers

     The following table shows, as of March 1, 2003, the amount of our Common Stock that is beneficially owned by the members of the Board of Directors and the executive officers of the Company named in the Summary Compensation Table on page 11 and by the directors and executive officers of the Company as a group. To our knowledge, no person was the beneficial owner of more than 5% of the issued and outstanding Common Stock as of that date.

                                            Common Stock Beneficially
Name of Beneficial Owner                  Owned as of March 1, 2003 (1)
                                           No.
                                     Currently Owned               %

George M. Ballard                          6,067(2)                *
Gordon L. Huncilman                        3,379(3)                *
Robert J. Koetter, Sr.                    58,275(4)                2.46%
Gary L. Libs                              74,654(5)                3.15%
Dale L. Orem                               9,418(6)                *
James D. Rickard                          16,198(7)                *
James W. Robinson                         45,600(8)                1.92%
Timothy T. Shea                           87,981(9)                3.71%
Kerry M. Stemler                          32,784(10)               1.38%
Steven R. Stemler                         1,950(11)                *
Kevin Cecil                               3,611(12)                *

All directors and
executive officers as a
group (18 persons)                         403,279                 17.00%


_________________________

* Represents less than 1% of the outstanding Common Stock.

(1) For purposes of this table, a person is considered to beneficially own shares of Common Stock if he directly or indirectly has or shares voting power, which includes the power to vote or to direct the voting of the shares, or investment power, which includes the power to dispose or direct the disposition of the shares, or if he has the right to acquire the shares under options which are exercisable currently or within 60 days. Each person named in the above table has sole voting power and sole investment power with respect to the indicated shares unless otherwise noted. A person is considered to have shared voting and investment power over shares indicated as being owned by the spouse or the IRA of the spouse of that person.

(2)  Includes 585 shares held in Mr. Ballard's IRA.

(3) Includes 1,862 shares held in Mr. Huncilman's IRA, and 1,517 shares held in his spouse's IRA.

(4)  All of such shares are owned jointly by Mr. Koetter and his spouse.

(5)  Includes 15,323 shares owned jointly by Mr. Libs and his spouse.

(6) Includes 1,600 shares owned jointly by Mr. Orem and his spouse, 620 shares held in Mr. Orem's IRA, 1,198 shares held in the Company's ESOP on behalf of Mr. Orem, and 6,000 shares Mr. Orem has the right to acquire under vested stock options that Mr. Orem has not exercised.

(7) Includes 1,550 shares that are owned jointly by Mr. Rickard and his spouse, 648 shares held in the Company's ESOP on behalf of Mr. Rickard, and 14,000 shares Mr. Rickard has the right to acquire under vested stock options that
      Mr. Rickard has not exercised.

(8)  Includes 2,000 shares held in Mr. Robinson's IRA.

(9) Includes 14,240 shares owned jointly by Mr. Shea and his spouse, and 37,293 shares in the C. Thomas Young Family Trust, of which Mr. Shea serves as a co-trustee.

(10) Includes 22,900 shares owned jointly by Mr. Kerry M. Stemler and his spouse, 3,587 shares held in Mr. Stemler's IRA and 2,297 shares held in his spouse's IRA.

(11) All of such shares are owned jointly by Mr. Steven R. Stemler and his spouse.

(12) Includes 1,500 shares owned jointly by Mr. Cecil and his spouse, 111 shares held in the Company's ESOP on behalf of Mr. Cecil and 2,000 shares of vested stock options that Mr. Cecil has not exercised.

     Messrs. Libs, Robinson, and Shea serve as trustees of the Community Bank Shares of Indiana, Inc. Employee Stock Ownership Plan (ESOP). Under the ESOP, the trustees must vote all shares held in the ESOP which have been allocated to participating employees' accounts in accordance with the instructions of the participating employees, and allocated shares (37,528) for which employees do not give instructions, and unallocated shares (7,657), will be voted in the same ratio on any matter as to those shares for which instructions are given.

Report of the Compensation Committee

     The Compensation Committee of the board of directors has furnished the following report:

     The Compensation Committee's goal is to establish a compensation package, consisting of salary, bonus, stock options and other employee benefits. The total compensation has been designed to attract the most qualified talent, motivate them to reach their highest level of achievement, reward sustained superior performance, and retain those senior managers whose competencies are prerequisite to shareholder value appreciating over the long term. The Compensation Committee is also responsible for the awarding of stock grants and options under the Community Bank Shares of Indiana, Inc. Stock Incentive Plan, which was adopted in 1997. Should the Performance Units Plan be approved at the Annual Meeting of the Stockholders, the Compensation Committee will be responsible for the awarding of the performance units and the administration of the plan.

     The  Committee   periodically  reviews  each  component  of  the  Company's executive compensation program to ensure that pay levels and incentive opportunities are competitive and that incentive opportunities are linked to Company performance targets such as: income, expenses, asset quality, operating margins, return on assets and return on equity. The Committee places significant weight on the recommendations of the Chief Executive Officer, as well as economic conditions and peer group compensation surveys to provide additional information to support the compensation planning process.

     Base salary levels are intended to be consistent with comparable financial institutions in the Company's peer group, subject to the Company's financial performance. The level of any salary increase is based upon an executive's job performance over the year in conjunction with Company goals of profitability and growth. Discretionary annual performance bonuses have been paid based upon the Company's financial performance in prior years and the executive's abilities and contributions to the Company's financial success. No bonuses were earned for calendar year 2002.

     Mr. Rickard's salary as Chief Executive Officer was determined and negotiated by the Compensation Committee at the time of his hiring. Based on overall performance, and not based on any measurement of corporate performance, Mr. Rickard's salary remained constant at $200,000. Mr. Rickard did not receive any additional stock options nor a bonus during calendar year 2002.

                           COMPENSATION COMMITTEE
            Timothy T. Shea, Chairman        James W. Robinson, Vice Chairman
            Gary L. Libs                     Kerry M. Stemler


Executive Compensation

Summary Compensation Table

     The following table summarizes compensation information for the President and Chief Executive Officer of the Company and one of the Senior Vice Presidents of the Company.

                                             Long Term Compensation
                                                    Awards
                                             ----------------------
                                             Restricted  Shares       All Other
Name and                  Salary      Bonus  Stock      Underlying  Compensation
Principal Position  Year  ($)         ($)    Awards ($) Options (#)     (1)
--------------------------------------------------------------------------------
James D. Rickard    2002  200,000       -0-                             4,298
President and       2001  200,000     10,000                4,000       4,298
Chief Executive     2000   71,153(2)  10,000               12,000       4,162
Officer

Kevin J. Cecil      2002  102,349       -0-
Sr. Vice President  2001   33,553(3)    -0-                 4,000

(1) The amount of "All Other Compensation" for Mr. Rickard represents: calendar year 2002, life insurance and long-term disability premiums $3,755 and $543 respectively, calendar year 2001 life insurance and long-term disability premiums $3,755 and $543 respectively, and calendar year 2000, relocation expenses $1,216, life insurance and long-term disability premiums $2,403 and $543 respectively.

     Does not include amounts attributable to miscellaneous benefits received by executive officers, including the use of Company owned vehicles and the payment of membership dues. In the opinion of management of the Company, the costs to the Company of providing such benefits to any individual executive officer during the year ended December 31, 2002 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the individual.

(2)  This salary was paid to Mr. Rickard from June through December, 2000.

(3)  This salary was paid to Mr. Cecil from August through December, 2001.

No stock appreciation rights nor stock options were granted or exercised by the officers named in the above summary compensation table during the fiscal year 2002.

     The following table provides information about the unexercised options held at December 31, 2002 by the executive officers named in the above summary compensation table. Mr. Rickard and Mr. Cecil did not exercise any options during 2002 and they did not hold or exercise stock appreciation rights ("SARS") during 2002. The value of the unexercised, in the money options is calculated based on the difference between the exercise prices ($13.50 per share) and the price of the Common Stock as of December 31, 2002 as reported by the Nasdaq Small Cap Market automated quotation system ($15.25).

                        FISCAL YEAR-END OPTION VALUE

                 Number of Shares Underlying     Value of Unexercised
                 Unexercised Options at FY End   In-the-Money Options at FY End
  Name           Exercisable/Unexercisable       Exercisable/Unexercisable

James D. Rickard     14,000/2,000                      $20,500/ -
Kevin J. Cecil        2,000/2,000                           - / -


Compensation of Directors

     Each director of the Company, with the exception of James D. Rickard and Dale L. Orem, receives compensation of $600 for attendance at each regularly scheduled meeting of the Board of Directors and $250 for attendance at any specially called board meeting or any meetings of a committee on which the director serves. Each director also receives fees in a like amount for attendance at any meetings of the boards of directors or committees of our subsidiary banks on which the director serves. The Chairman of the Board of the Company, during Mr. Young's tenure, received an additional fee of $6,000 per month. The fee that is paid to the Chairman of the Board of the Company was reduced in May, 2002 to $1,000 per month. The Vice Chairman of the Board of the Company receives an additional fee of $200 per month provided he has attended the monthly Company board meeting.

     C. Thomas Young, until his death in May of 2002, served as Chairman of the board of directors however, he was not an employee of the Company. In 2002, Mr. Young received chairman fees totaling $24,000 ($6,000 per month), committee fees in the amount of $250, and board fees totaling $8,400 for service as a director of the Company and our subsidiary banks. Mr. Young was a partner in the law firm of Young, Lind, Endres & Kraft. Fees paid by the Company to Young, Lind, Endres & Kraft are reported on page 15 under Compensation Committee Interlocks and Insider Participation in Compensation Decisions. Timothy T. Shea, who succeeded Mr. Young as Chairman of the Board of Directors, received chairman fees totaling $8,000 ($1,000 per month), committee fees in the amount of $2,000, and board fees totaling $17,900 for service as a director of the Company and our subsidiary banks. Mr. Shea served as Vice Chairman of the Board of Directors prior to becoming Chairman and received Vice Chairman fees in the amount of $800. James W. Robinson, who succeeded Mr. Shea as Vice Chairman of the Board of Directors, received $1,600 in fees as Vice Chairman of the Board of Directors, committee fees in the amount of $1,500, and board fees totaling $14,300 for service as a director of the Company and one of our subsidiary banks. Mr. Robinson, as Chairman of the Audit Committee of the Company, also receives $100 each time that the Audit Committee meets and he is in attendance at the meeting.

Defined Benefit Pension Plan

     The Company made available to all employees of the Company and its affiliates who had attained the age of 21 and completed one year of service with the Company or its affiliates, a defined benefit non-contributory pension plan. The plan was frozen effective August 31, 1997 and it was terminated for purposes of prospective eligibility. James D. Rickard and Kevin J. Cecil are not participants in this plan.

     The following table sets forth estimated annual benefits payable to a plan participant born in 1940, upon retirement at age 65 under the Company's Pension Plan based upon various levels of compensation and years of service.


                                     Years of  Service

   Salary           10           15          20           25            30

  $ 20,000       $ 3,000      $ 4,500     $ 5,250      $ 6,000        $ 6,750

  $ 30,000       $ 4,500      $ 6,750     $ 7,875      $ 9,000        $10,125

  $ 50,000       $ 7,825      $11,738     $13,775      $15,813        $17,850

  $ 75,000       $13,200      $19,800     $23,588      $27,375        $31,163

  $100,000       $18,575      $27,863     $33,400      $38,938        $44,475

  $150,000       $29,325      $43,988     $53,025      $62,063        $71,100

     The indicated amounts in the above table assume that participants elect the normal retirement form of benefit. Also, the amounts do not reflect the minimum benefit that would affect only those participants who were in the plan before 1994 and whose earnings before 1994 exceeded $150,000.

     Benefits are generally payable under the Pension Plan upon retirement at age 65 based upon an average of an employee's five highest consecutive annual amounts of salary, subject to deduction for social security or other offset amounts. The Pension Plan provides for an early retirement option with reduced benefits for eligible participants who exceed 55 years of age. Employee benefits vest 100% after six years of service. A minimum contribution in the amount of $26,160 will be made for calendar year 2002.

     At the time of the acquisition, Community Bank of Kentucky participated in a multi-employer defined benefit plan which was fully funded, with no future funding by Community Bank of Kentucky. Future enrollment and benefit accruals under the defined benefit plan were frozen in calendar year 1998. Existing excess funding will be divided among and become a part of benefits to the eligible participants.

Employment and Retirement Agreements

     James D. Rickard Employment Agreement. The company has an employment agreement, dated July 26, 2000 with James D. Rickard pursuant to which, beginning August 15, 2000, he is employed as our President and Chief Executive Officer. The employment agreement has an initial term of two years, and will be extended each year for an additional year on each annual anniversary of the date of the employment agreement such that at any time the remaining term of the agreement will be from one to two years, unless either party shall notify the other of its intention to stop such extensions. Mr. Rickard's salary is $200,000 with a sign-on bonus paid in 2001 in the amount of $10,000.

     During the term of the employment agreement, Mr. Rickard is entitled to participate in and receive the benefits of any pension or other retirement benefit plan, profit sharing, stock option, employee stock ownership, or other plans, benefits and privileges given to employees and executives of the employer, including life, medical, dental and disability insurance coverage, to the extent commensurate with his then duties and responsibilities, as fixed by the Board of Directors.

     During the term of the agreement, we are required to obtain and maintain term life insurance for Mr. Rickard with a death benefit of a least two (2) times Mr. Rickard's base salary, up to a maximum benefit of $500,000, with such beneficiary as determined by Mr. Rickard.

     During the term of the agreement, we must also provide Mr. Rickard with additional coverage for supplemental long term disability insurance.

     We have the right, at any time upon prior notice of termination, to terminate Mr. Rickard's employment for any reason, including without limitation termination for cause, disability or retirement, and Mr. Rickard has the right, upon prior notice of termination, to terminate his employment for any reason.

     We may terminate our employment agreement with Mr. Rickard with or without cause. Mr. Rickard will be entitled to the following severance benefits under the employment agreement if, prior to a Change in Control of the Company, we terminate his employment agreement without cause, or he terminates his employment because we have materially breached the employment agreement and failed to cure the material breach within fifteen (15) days after we have received written notice of the breach: we will be required to pay to Mr. Rickard, in equal monthly installments beginning with the first business day of the month following the date of termination, a cash severance amount equal to the Base Salary which Mr. Rickard would have earned over the remaining term of his agreement as of his date of termination and continued participation in our group insurance, life insurance, health and accident and disability plans in which Mr. Rickard was entitled to participate in immediately prior to the date of termination. Should Mr. Rickard be prohibited by the terms of the plan or by the employer for legal or other bona fide reasons, or during such period any such plan, program or agreement is discontinued or the benefits thereunder are materially reduced for all employees, we will be required to arrange to provide Mr. Rickard with benefits substantially similar to those which Mr. Rickard would have received had his employment continued throughout such period to the extent such benefits can be provided at a commercially reasonable cost; otherwise we must pay Mr. Rickard that portion of the premiums or other costs of such plans allocable to Mr. Rickard in the year prior to the date of termination for the expiration of the remaining term of his employment contract or the date of his full-time employment by another employer.

     A Change in Control is generally defined in the employment agreement to have occurred if: (i) there is a change of control of 25% or more of the Company's outstanding voting securities and (ii) a change in a majority of the directors of the Company occurs during any two-year period without the approval of at least two-thirds of the persons who were directors of the Company at the beginning of such period.

     If a Change in Control occurs, we must pay Mr. Rickard in one lump sum payment an amount equal to three (3) times his Base Salary then in effect, and provide, at no cost to Mr. Rickard, for his continued participation in our group insurance, life insurance, health and accident and disability plans in which Mr. Rickard was entitled to participate in immediately prior to the Change in Control for a period pending, ending on the earlier of 36 months from the date of such Change in Control or the date Mr. Rickard is employed by another employer on a full-time basis and is entitled to substantially the same benefits. Similar arrangements as described above apply in the event Mr. Rickard is prohibited from such continued participation by the terms of the plan or by us for legal or other bona fide reasons, or during such period any such plan, program or agreement is discontinued or the benefits thereunder are materially reduced for all employees. If any such payment or benefits due Mr. Rickard under the employment contract upon a Change in Control, either alone or together with such other payments and benefits that he is entitled to receive, would constitute a "parachute payment" under Section 280G of the Internal Revenue Code, the payments and benefits upon a Change in Control provided under the employment contract shall be reduced, in the manner determined by Mr. Rickard, by an amount, if any, which is necessary so that no portion of the payments and benefits under the employment contract shall be non-deductible by us under Section 280G of the Code and subject to excise tax under Section 4999 of the Code. The employment contract contains procedures on how the determination will be made as to whether such payments and benefits would result in such consequences under Sections 280G and 4999 of the Code as well as how disputes between us and Mr. Rickard regarding such determination shall be resolved.

     Dale Orem Employment Agreement. We also have an employment contract with Dale Orem, the chairman of Heritage Bank. Mr. Orem's salary for calendar year 2002 was $85,000. Mr. Orem's employment agreement was issued on June 19, 1995 and automatically renews every three years until 2003. Mr. Orem's employee agreement also entitles him to his vested benefits under the Company's defined benefit plan and a supplement of $500 per month for life.

     Patrick J. Daily Employment Agreement. We also have an employment agreement with Patrick J. Daily, President of Community Bank of Southern Indiana and Senior Vice President of Community Bank Shares of Indiana, Inc. Mr. Daily's salary for calendar year 2002 was $90,000. Mr. Daily's employment agreement was executed on March 24, 2000 and renews annually subject to Board of Director's approval.

     Retirement Agreements. Robert E. Yates, Chief Executive Officer of the Company, Community Bank, and Heritage Bank, retired effective May 26, 1998. Mr. Yates entered into a five (5) year Retirement Agreement with the Company pursuant to which he receives compensation in the amount of $50,000 per year.

     J. Robert Ellnor III, Senior Vice President of the Company retired effective January 1, 1998. Mr. Ellnor entered into a Retirement Agreement with the company pursuant to which he receives compensation in the amount of $666 per month or $7,992 annually for life, upon J. Robert Ellnor's death, and if his wife survives him, this monthly payment shall be paid to Mrs. Ellnor until her death.

     In 1998 the Company entered into, with Al Bowling, retired CEO of Community Bank of Kentucky, upon acquisition of Community Bank of Kentucky, a supplemental retirement plan with a ten (10) year term and a monthly benefit in the amount of $822, or $9,864 annually, and a director's retirement agreement with a ten (10) year term and a monthly benefit of $731 or $8,777 annually.

     A directors retirement agreement with a ten (10) year term and monthly benefit of $700 or $8,400 annually is paid to the following Community Bank of Kentucky retired directors: effective August 1, 1999 to John S. Tharp, effective January, 2000 to Robert C. Hurst, and effective November 1, 2001 to Thomas Paul Barnes.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

     The law firm of Young, Lind, Endres & Kraft provides legal services to the Company. The late C. Thomas Young, who was the Chairman of the Board of the Company and Community Bank until his death in May of 2002, was a partner in Young, Lind, Endres & Kraft. Fees paid by the Company to Young, Lind, Endres & Kraft totaled $36,502 in 2002. In addition, Young, Lind, Endres & Kraft, from time to time, renders legal services in connection with loans extended by our subsidiary banks, the fees for which were paid by the borrowers. Fees for these services paid by our borrowers to the law firm along with filing fees, title insurance fees, etc. during 2002 totaled $333,379.

     Kerry M. Stemler, a director of the Company and Community Bank, is the owner of KM Stemler Co., Inc., a construction firm. Fees paid by the Company to KM Stemler Co., Inc. totaled $134,825 in 2002 for routine maintenance and repairs to the Community Bank banking centers and renovations to the Community Bank State Street banking center. The Company anticipates paying KM Stemler Co., Inc. $60,000 in 2003, for renovations that are planned to be done at one of the banking centers.

     In addition, as discussed in the following paragraph, directors of the Company, including the members of the Compensation Committee (James W. Robinson, Timothy T. Shea, Kerry M. Stemler, and Gary L. Libs), have loans, that were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectivity or present other unfavorable features.

Indebtedness of Management

     During 2002 some of the directors and officers of the Company, and other persons and entities with which they are affiliated, were customers of, and had in the ordinary course of business banking transactions with, the Company's subsidiary banks. All loans included in such transactions were made on substantially the same terms, including interest rates and collateral requirements, as those prevailing at the time for comparable transactions with other persons and, in the opinion of management, did not involve more than the normal risk of collectibility or present other unfavorable features. As of December 31, 2002, 25 of the Company or its banking subsidiaries directors and executive officers and their related parties had a year end outstanding aggregate loan balance that exceeded $60,000 in total, which amounted to $29,560,986 in the aggregate. All such loans were in the ordinary course of business and were not made with favorable terms nor did they involve more than the normal risk of collectibility.

Other Transactions with Management and Related Parties

     From time to time in the ordinary course of business, the Company and its subsidiaries engage in transactions with or acquire goods or services from directors and companies they control. The Company intends that all transactions between the Company, its affiliates, and its executive officers, directors, holders of 10% or more of the shares of any class of its Common Stock and affiliates thereof, will contain terms no less favorable to the Company than could have been obtained by it in arm's length negotiations with unaffiliated persons.

                         PROPOSED PERFORMANCE UNITS PLAN

     At the Annual Meeting, stockholders will be asked to approve a performance based stock plan entitled the Performance Units Plan of Community Bank Shares. The purpose of the Plan is to provide long-term incentive compensation for key executives. The following briefly describes the material features of the Plan. This description does not purport to be complete and is qualified by reference to the Plan, which is attached as Appendix A to this proxy statement.

Overview of the Plan

     Administration. The Compensation Committee of the Board of Directors of the Company will administer the Plan. The Compensation Committee has authority and discretion to interpret the Plan, to establish rules and regulations to carry out the Plan and to make such determinations as it deems necessary or appropriate to administer the Plan, which shall be final and binding.

     Plan Participants. The Compensation Committee will select who can participate in the Plan. Participants must be full time employees of the Company or its subsidiaries who are determined by the Compensation Committee to be select senior management personnel important to the growth of the Company. In order to receive an award under the Plan, each participant will be required to sign an acceptance of award form which contains, among other things, a two-year non-compete provision that prohibits the participant from competing with us during employment and for a period of two years after termination of employment, unless employment is terminated following a Change in Control (as defined in the Plan). Executive Officers, including Directors, who are also Executive Officers, may be selected to participate in the plan. Independent contractors and directors who are not full-time employees of the Company or its subsidiaries are not eligible to participate in the Plan.

     Awarding Performance Units. The Compensation Committee will make the award to participants of performance units under the Plan, and will determine the targeted performance criteria which must be met in order for the performance units to vest and become payable to participants. If the targeted performance criteria is met, the performance unit will be payable in an amount equal to the market value of one share of the Company's Common Stock as of the date of the expiration of the applicable performance period.

     When establishing the targeted performance criteria, the Compensation Committee may also, in its discretion, establish minimum performance criteria and provide for payment on a reduced scale if only the minimum performance criteria is met or exceeded. Similarly, it may also establish enhanced performance criteria and provide for payment on an increased scale to the extent both the targeted and enhanced performance criteria are exceeded. The Compensation Committee has authority and discretion under the Plan to modify or change any performance criteria it initially adopts. Absent a Change in Control, the performance period over which achievement of any performance objective is to be determined cannot be less than two nor more than four years.

     Payment for Performance Units. The Compensation Committee will determine whether the performance criteria it establishes for performance units awarded under the Plan have been met, the amount payable given the level of performance achieved, and the manner in which payment is to be made. Payment will be made in shares of Company Common Stock, although the Committee in its discretion may authorize payment in cash in lieu of shares in an amount sufficient to satisfy applicable tax withholding obligations on account of such payment. The maximum number of shares of the Company's Common Stock that may be issued under the Plan is 250,000 shares (subject to anti-dilution adjustments for stock dividends, stock splits, spin-offs, spin-outs, reverse stock splits and similar events affecting outstanding Company Common Stock).

     Absent a Change in Control of the Company, no right to payment will accrue under the performance units awarded the Plan until the end of the performance period, although the Compensation Committee, in its discretion, may permit a pro-rata or other payment (or no payment), as it may determine, to a participant whose employment terminates prior to the time the participant is entitled to receive distribution on his performance units. Unless otherwise provided or determined by the Compensation Committee, a participant will not be entitled to receive payment for performance units if the participant is not employed by the Company or its subsidiaries on the last day of the relevant performance period or has not remained employed since the award of the performance units (not counting any leaves of absences approved by the Compensation Committee).

     Change in Control. In the event of a Change of Control (as defined in the Plan), each participant will be entitled to receive (to the extent it would not constitute a "parachute payment" under Section 280G of the Internal Revenue Code of 1986, as amended) a pro rata payment for the performance units then held, determined by multiplying (i) the amount that otherwise would be payable if the performance periods had elapsed and the targeted performance objectives had been met, by (ii) a fraction, the numerator of which is the number of full months that have elapsed from the beginning of the applicable performance period and the denominator of which is the total number of months in the longest performance period over which achievement of target performance objectives is measured.

     Transfer Restrictions. Performance units and the right to payment of a performance unit may not be assigned, pledged or otherwise transferred by participants under the Plan. If a participant dies prior to the time he is entitled to be paid for his performance units under the Plan, the Compensation Committee may make such payment to the participant's surviving spouse, heirs or estate.

     Term of Plan; Amendments. The Plan will terminate on the first business day after March 31, 2013, though the Board of Directors has the authority and discretion to terminate the Plan prior to that date. Termination of the Plan shall not affect the performance periods on performance units awarded under the Plan prior to its termination. The Compensation Committee has general authority under the Plan, to make amendments or revisions to the Plan, without stockholder approval, other than those that would negatively affect prior awards of performance units under the Plan.

     Federal Income Tax Consequences. The following is a summary of the principal federal income tax consequences of transactions under the Plan based on current federal income tax laws. This summary does not describe state, local or foreign tax consequences.

     Under present law, participants under the Plan will not realize taxable income upon the award of performance units under the Plan, nor will the Company receive an income tax deduction at such time. Upon payment for performance units under the Plan, a participant will recognize ordinary income in an amount equal to the fair market value of the shares of Company Common Stock received by the participant as payment for performance units. This amount is subject to applicable income and employment tax withholding, and will constitute the participant's basis in the Company Common Stock received in payment. Upon a subsequent sale of such shares, the participant will generally recognize short-term or long-term capital gain or loss depending on the participant's holding period for the shares and upon the appreciation or depreciation in value of the shares during the period the shares were held by the participant. The Company will be allowed a federal income tax deduction for the amount recognized as ordinary income by the participant upon the participant's receipt of shares of Company Common Stock as payment for performance units. In the event that no payment is made for the performance units (e.g., the applicable performance criteria is not met or other conditions to the payment for a participant's performance units are not satisfied under the Plan), neither the participant nor the Company will have a tax event with respect to the award of the performance units or their lapse or cancellation.

     Awards under the Plan

     There are currently approximately nine members of senior management from whom the Compensation Committee could select participants in the Plan. As of the date of this proxy statement, no performance units have been awarded under the Plan. The following table provides information about the performance units that the Compensation Committee currently plans to award in 2003, under the Plan, if it is approved by stockholders at the Annual Meeting. As currently planned, a total of nine employees would be selected initially to participate in the Plan and receive awards of performance units:

-------------------------------------  ----------------  ---------------
Name and Position                      Dollar Value ($)  Number of Units
-------------------------------------  ----------------  ---------------
James D. Rickard,  President and CEO      $ 194,310           12,700
-------------------------------------  ----------------  ---------------
Executive Group                           $ 460,530           30,100
-------------------------------------  ----------------  ---------------
Non-Executive Officer Employee Group            --               --
-------------------------------------  ----------------  ---------------

Note: The dollar values indicated in the table shows the expected payout if the target performance criteria the Compensation Committee currently plans to establish in connection with the initial awards were achieved during the performance period, based on the current market value of shares that would be issued in payment of the performance units ($15.30 per share, as of March 4, 2003). The range of the possible payout could be from 20% to 200% of that amount, based on the minimum and enhanced performance criteria the Compensation Committee currently plans to establish in connection with the initial awards and the current market value of shares that would be issued in payment of the performance units. Unless the Compensation Committee determines otherwise, no units will vest, and no dollar value will be payable, if the minimum performance criteria are not met over the performance period.

Other awards under the Plan are not determinable at this time.

     Information About Our Other Stock Compensation Plans

     The following table provides information as of December 31, 2002 with respect to our compensation plans under which equity securities of the Company are authorized for issuance:

------------------- -------------------- ----------------- -------------------
Plan category       Number of securities Weighted-average  Number of securities
                     to be issued upon    exercise price    remaining available
                      the exercise of     of outstanding    for future issuance
                    outstanding options, options, warrants     under equity
                        warrants and       and rights(2)     compensation plans
                          rights (1)                       (excluding securities
                                                               reflected in
                                                                column a)
                             (a)               (b)                 (c)
------------------- -------------------- ----------------- -------------------
Equity compensation
plans approved by
stockholders              167,715(3)          $17.01             5,657(4)
------------------- -------------------- ----------------- -------------------
Equity compensation
plans not approved
by stockholders                --                 --                --
------------------- -------------------- ----------------- -------------------
Total                     167,715             $17.01             5,657
------------------- -------------------- ----------------- -------------------

     (1) This column does not reflect options assumed in connection with our 1998 merger with NCF Financial Corporation where the plan governing the options has not been, and will not be, used by the Company for future awards. The total number of shares of Company common stock issuable under such options was 28,815 shares as of December 31, 2002.
     (2) This column does not reflect the price of shares underlying the assumed options referred to in footnote (1) of this table. The weighted-average exercise price of such outstanding options is $14.89.
     (3) Reflects options to purchase shares of Company Common Stock outstanding under the Company's 1997 Stock Incentive Plan.
     (4) Reflects shares available for future issuance under the Company's 1997 Stock Incentive Plan, excluding the securities reflected in column (a). This column also does not include shares underlying the assumed options referred to in footnote (1) of this table.

Please note that the above table does not include information about the Company's employee stock ownership plan.

The Board of Directors recommends that you vote FOR the approval of the Performance Units Plan of Community Bank Shares.

                     RATIFICATION OF APPOINTMENT OF AUDITORS

     On the recommendation of the Audit Committee, the Board of Directors of the Company determined to engage Crowe, Chizek and Company LLP as its independent auditors for the fiscal year ending December 31, 2003 and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting. Crowe, Chizek and Company LLP served as the Company's independent auditors for the years ended December 31, 2002 and 2001. On March 1, 2001, the Company notified Monroe Shine & Co., Inc., who at that time served as the Company's independent auditor, that Monroe Shine & Co., Inc. would not be engaged for the fiscal year ending December 31, 2001. The determination to cease the client - auditor relationship with Monroe Shine & Co., Inc. was recommended by the Audit Committee and approved by the Board of Directors of the company.

     The report of Crowe, Chizek and Company LLP for the years ended December 31, 2002 and 2001 and the report of Monroe Shine & Co., Inc. for the year ended December 31, 2000 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the years ended December 31, 2002, December 31, 2001, December 31, 2000, and December 31, 1999, and during the period from December 31, 2002 to March 1, 2003, there were no disagreements between the Company and either Crowe, Chizek and Company LLP or Monroe Shine & Co., Inc., on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

     Article X of the Company's By-laws states that the independent auditors will be appointed by the Board of Directors, with the appointment subject to annual ratification by the stockholders. The Board of Directors will reconsider that appointment if it is not ratified by the stockholders. The appointment will be deemed ratified if votes cast in its favor exceed votes cast against it. Abstentions will not be counted as votes cast either for or against the proposal.

     The Company has been advised by Crowe, Chizek and Company LLP that neither that firm or any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. Crowe, Chizek and Company LLP will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

     The Board of Directors recommends that you vote FOR the ratification of the appointment of Crowe, Chizek and Company LLP as independent auditors for the fiscal year ending December 31, 2003.

Audit Fees

     The aggregate fees incurred for professional services rendered by Crowe, Chizek and Company LLP for the audit of Company's annual financial statements for fiscal years ended December 31, 2002 and 2001 were $82,500 and $67,200.

Audit Related Fees

     The aggregate fees incurred for professional services rendered for audit related services by Crowe, Chizek and Company LLP for the fiscal years ending December 31, 2002 and 2001 were $5,945 and $6,440.

Tax Fees

     The aggregate fees incurred for professional services rendered for tax related services by Crowe, Chizek and Company LLP for the fiscal years ending December 31, 2002 and 2001 were $81,130 and $30,360. Services for both periods related to tax return preparation, various tax consultations involving a non-Indiana subsidiary and tax credit opportunities and other general tax matters.

All Other Fees

     The aggregate fees incurred for services rendered by Crowe, Chizek and Company LLP to the Company, other than the services described above under "Audit Fees", "Audit Related Fees" and "Tax Fees", for the fiscal years ending December 31, 2002 and 2001 were $370 and $5,953 for consultations for general business matters. The Audit Committee believes that Crowe, Chizek and Company LLP does maintain its independence while providing these other services to the Company.

                      STOCKHOLDER PROPOSALS AND NOMINATIONS

     Our next annual meeting of stockholders is currently scheduled to be held in May, 2004. Under the rules of the Securities and Exchange Commission, any proposal a stockholder seeks to have included in the proxy materials of the Company relating to the next Annual Meeting of Stockholders must be received at our principal executive offices, 101 West Spring St., New Albany, Indiana 47150,
ATTENTION: Pamela P. Echols, Secretary, no later than December 16, 2003. It is urged that any such proposals be sent certified mail, return receipt requested.

     Our Articles of Incorporation contain prior notice requirements for stockholder proposals and nominations.

Stockholders' Proposals

     Stockholder proposals which are not included in the Company's proxy materials may be brought before an annual meeting of stockholders only if the stockholder complies with the notice requirements contained in Article IX.C of the Company's Articles of Incorporation. Under these notice requirements, the stockholder must provide timely written notice of the proposal to the Secretary of the Company. To be timely, the stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 60 days prior to the anniversary date of the mailing of the proxy materials by the Company for the immediately preceding annual meeting. Information that must be included in a stockholder's notice regarding a director nomination is discussed below under the heading "Stockholders' Nominations." With respect to other matters, a stockholder's notice must set forth as to each matter the stockholder proposes to bring before an annual meeting:

     o a brief description of the proposal desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting,
     o the name and address, as they appear on the Company's books, of the stockholder proposing such business,
     o the name and address of any other stockholders known by such stockholder to be supporting such proposal (to the extent known),
     o the class and number of shares of Common Stock of the Company which are beneficially owned by the stockholder and, to the extent known, by any other stockholders known by such stockholder to be supporting such proposal, and
     o any financial interest of the stockholder in such proposal (other than interests which all stockholders would have).

To be considered at the next annual meeting of stockholders, a stockholder proposal must be submitted in writing by February 14, 2004. Any proposal submitted after that date will be considered untimely. It will not be properly brought before the meeting and, if raised at the meeting, management proxies would be allowed to use their discretionary voting authority to vote on the proposal even though there is no discussion of the proposal in the Company's proxy statement.

Stockholders' Nominations

     A stockholder must comply with the notice requirements in Article VII.D. of our Articles of Incorporation to nominate a candidate for election as a director who is not a nominee of our Board of Directors. Under this Article, the stockholder must provide timely written notice of the nomination to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company no less than (i) with respect to an annual meeting of stockholders, 60 days prior to the anniversary date of the mailing of the proxy materials by the Company for the immediately preceding annual meeting; and (ii) with respect to a special meeting of stockholders at which directors will be elected, the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders.

     Each written notice of a stockholder nomination must set forth:

(1) as to each person whom the stockholder proposes to nominate for election or re-election as a director
     o the name, age, business address and residence address of the proposed nominee,
     o the principal occupation or employment of the proposed nominee,
     o the class and number of shares of Company stock which are beneficially owned by the proposed nominee on the date of such stockholder notice, and
     o any other information relating to the proposed nominee that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors, pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, including, but not limited to, information required to be disclosed by Items 4, 5, 6 and 7 of Schedule 14A and information which would be required to be filed on
       Schedule  14B with  the  Securities  and  Exchange Commission; and

(2)  as to the stockholder giving the notice
     o the name and address, as they appear on the Company's books, of such stockholder and any other stockholders known by such stockholder to be supporting such nominees, and
     o the class and number of shares of Company stock which are beneficially owned by such stockholder on the date of such stockholder notice and, to the extent known, by any other stockholders known by such stockholder to be supporting such nominees on the date of such stockholder notice.

The Board of Directors may refuse to acknowledge the nomination of any person not made in compliance with the procedures in our Articles of Incorporation.

     The deadline for submitting notice of a nomination by a stockholder of a candidate for election as a director at the next annual meeting of stockholders is February 14, 2004.

                                  ANNUAL REPORT

     A copy of the Company's Annual Report to Stockholders for the year ended December 31, 2002, which includes the Community Bank Shares Annual Report, on Form 10-K for fiscal year 2002 filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, accompanies this proxy statement. Such Annual Report and Form 10K are not a part of the proxy solicitation materials.

                                  OTHER MATTERS

     Management is not aware of any business to come before the Annual Meeting other than the matters described above in this proxy statement. However, if any matters should properly come before the Annual Meeting, it is intended that proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

     The cost of the solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the Company's Common Stock. In addition to solicitations by mail, directors, officers, and employees of the Company may solicit proxies personally or by telephone without additional compensation.

Multiple Stockholders Sharing the Same Address

     In December 2000, the Securities and Exchange Commission adopted new rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.

     This year, one or more brokers with accountholders who are stockholders of the Company will be "householding" our proxy materials, and beginning in 2004, the Company may also decide to "household" our proxy materials, as well as our annual report to stockholders. A single Proxy Statement, as well as our annual report to stockholders, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholder. Once you have received notice from your broker, or the Company, if we chose to "household", that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate Proxy Statement as well as our annual report to stockholders, please notify your broker or direct your written request to Community Bank Shares, Pamela P. Echols, Corporate Secretary,
P. O. Box 939, New Albany, Indiana 47150, or contact Ms. Echols at (812) 981-7373. If your broker is not currently "householding" (i.e., you received multiple copies of the Company's Proxy Statement as well as our annual report to stockholders), and you would like to request delivery of a single copy, you should contact your broker.

                 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

     The following graph sets forth the Company's cumulative stockholder return (assuming reinvestment of dividends) as compared to the Standard and Poor's 500, the Nasdaq Financial Index and the SNL $250,000,000 - $500,000,000 Bank Index over a five-year period beginning December 31, 1997.

                     Community Bank Shares of Indiana, Inc.

[Graph of Total Return Performance, From Table Below]

                                               Period Ending
                           -------- -------- -------- -------- -------- --------
Index                      12/31/97 12/31/98 12/31/99 12/31/00 12/31/01 12/31/02
-------------------------- -------- -------- -------- -------- -------- --------
Community Bank Shares
of Indiana, Inc.            100.00    62.78    81.65    66.79    84.22    85.30
S&P 500                     100.00   128.55   155.60   141.42   124.63    96.95
NASDAQ Financial Index*     100.00    97.15    96.50   104.23   114.53   117.69
SNL $250M-$500M Bank Index  100.00    89.55    83.31    80.22   113.97   146.96

*Source: CRSP, Center for Research in Security Prices, Graduate School of
 Business, The University of Chicago 2003. Used with permission. All rights reserved. crsp.com.

SNL Financial LC
(434) 977-1600  (Copyright) 2003

                                                                            ___
                                                                               |
|---|  PLEASE MARK VOTES             REVOCABLE PROXY                           |
| X |  AS IN THIS EXAMPLE   COMMUNITY BANK SHARES OF INDIANA, INC.
|---|                                                              With- For All
                                                              For  hold  Except
       ANNUAL MEETING OF STOCKHOLDERS        1. The election  |--|  |--|  |--|
                MAY 20, 2003                    as directors  |  |  |  |  |  |
                                                of all nomi-  |--|  |--|  |--|
                                                nees listed below
                                               (except as marked
                                                to the contrary below):

The undersigned hereby appoints Timothy         Nominees for three-year terms
T. Shea  or James D. Rickard or their           expiring in 2006:
designee with full powers of substitution       Gordon L. Huncilman, James W.
to act, as attorneys and proxies for the        Robinson, and Timothy T. Shea
undersigned, to vote all shares of Common    INSTRUCTION:  To withhold authority
Stock of Community Bank Shares of Indiana,   to vote for any individual nominee,
Inc., which the undersigned is entitled to   mark "For All Except" and write
vote at the Annual Meeting of Stockholders   that nominee's name in the space
("Meeting") to be held at the Koetter Wood-  provided below.
working Forest Discovery Center, located
in Starlight, Indiana, on May 20, 2003 at    ___________________________________
1:00 p.m. and at any and all adjournments
there-of, as follows:
                                                             For Against Abstain
                                             2. Approval of  |--| |--|    |--|
                                                the Perfor-  |  | |  |    |  |
                                                mance Units  |--| |--|    |--|
                                                Plan for
                                                Community Bank Shares.

                                             3. The ratifi-  |--| |--|    |--|
                                                cation of the|  | |  |    |  |
                                                appointment  |--| |--|    |--|
                                                of Crowe,
                                                Chizek and Company, LLP as
                                                auditors for the fiscal year
                                                ending December 31, 2003.


                                            PLEASE CHECK BOX IF YOU       |--|
                                            PLAN TO ATTEND THE            |  |
                                            MEETING                       |  |
                                                                          |--|
                        |----------|        THIS PROXY WILL BE VOTED AS DIR-
                        |Date      |        ECTED, BUT IF NO INSTRUCTIONS ARE
 Please be sure to sign |          |        SPECIFIED, THIS PROXY WILL BE VOTED
  and date this Proxy   |          |        FOR EACH OF THE PROPOSITIONS STATED
  in the box below.     |          |        ABOVE. IF ANY OTHER BUSINESS IS
-----------------------------------|        PRESENTED AT SUCH MEETING, THIS
|                                  |        PROXY WILL BE VOTED BY THOSE NAMED
|                                  |        IN THIS PROXY IN THEIR BEST JUDGE-
|--Stockholder----Co-holder (if----|        MENT. AT THE PRESENT TIME, THE
   sign above     any) sign above           BOARD OF DIRECTORS KNOWS OF NO OTHER
                                            BUSINESS TO BE PRESENTED AT THE
                                            MEETING.

                                               When signing as attorney,
                                            executor, trustee or guardian,
                                            please give your full title.  If
                                            shares are held jointly, each
                                            holder should sign.


   Detach above card, sign, date and mail in postage paid envelope provided.

                     COMMUNITY BANK SHARES OF INDIANA, INC.
|------------------------------------------------------------------------------|
|            THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS                 |
| Should the above signed be present and elect to vote at the Meeting or at | | any adjournments thereof and after notfication to the Secretary of Community | | Bank Shares of Indiana, Inc, at the Meeting of the stockholder's decision to | | terminate this proxy, then the power of said attorneys and proxies shall be | | deemed terminated and of no further force and effect. This proxy may also | | be revoked by sending written notice to the Secretary of Community Bank | | Shares of Indiana, Inc. at the address set forth on the Notice of Annual | | Meeting of Stockholders, or by the filing of a later proxy prior to a vote |
| being taken on a particular proposal at the Meeting.                         |
| The above signed acknowledges receipt from Community Bank Shares of Indiana,| |Inc., prior to the execution of this proxy of notice of the Meeting, a proxy |
|statement dated April 14, 2003, and audited financial statements.             |
|                             PLEASE ACT PROMPTLY                              |
|                   SIGN, DATE & MAIL YOUR PROXY CARD TODAY                    |
|------------------------------------------------------------------------------|
IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

----------------------------------------

----------------------------------------

----------------------------------------

                                                                            ___
                                                                               |
|---|  PLEASE MARK VOTES             REVOCABLE PROXY                           |
| X |  AS IN THIS EXAMPLE   COMMUNITY BANK SHARES OF INDIANA, INC.
|---|                                                              With- For All
                                                              For  hold  Except
       ANNUAL MEETING OF STOCKHOLDERS        1. The election  |--|  |--|  |--|
                MAY 20, 2003                    as directors  |  |  |  |  |  |
                                                of all nomi-  |--|  |--|  |--|
                                                nees listed below
                                               (except as marked
                                                to the contrary below):

The undersigned hereby appoints Timothy   E     Nominees for three-year terms
T. Shea or James D. Rickard or their      S     expiring in 2006:
designee with full powers of substitution O     Gordon L. Huncilman, James W.
to act, as attorneys and proxies for the  P     Robinson, and Timothy T. Shea
undersigned, to vote all shares of Common    INSTRUCTION:  To withhold authority
Stock of Community Bank Shares of Indiana,   to vote for any individual nominee,
Inc., which the undersigned is entitled to   mark "For All Except" and write
vote at the Annual Meeting of Stockholders   that nominee's name in the space
("Meeting") to be held at the Koetter Wood-  provided below.
working Forest Discovery Center, located
in Starlight, Indiana, on May 20, 2003 at    ___________________________________
1:00 p.m. and at any and all adjournments
there-of, as follows:
                                                             For Against Abstain
                                             2. Approval of  |--| |--|    |--|
                                                the Perfor-  |  | |  |    |  |
                                                mance Units  |--| |--|    |--|
                                                Plan for
                                                Community Bank Shares.

                                             3. The ratifi-  |--| |--|    |--|
                                                cation of the|  | |  |    |  |
                                                appointment  |--| |--|    |--|
                                                of Crowe,
                                                Chizek and Company, LLP as
                                                auditors for the fiscal year
                                                ending December 31, 2003.


                                            PLEASE CHECK BOX IF YOU       |--|
                                            PLAN TO ATTEND THE            |  |
                                            MEETING                       |  |
                                                                          |--|
                        |----------|        THIS PROXY WILL BE VOTED AS DIR-
                        |Date      |        ECTED, BUT IF NO INSTRUCTIONS ARE
 Please be sure to sign |          |        SPECIFIED, THIS PROXY WILL BE VOTED
  and date this Proxy   |          |        FOR EACH OF THE PROPOSITIONS STATED
  in the box below.     |          |        ABOVE. IF ANY OTHER BUSINESS IS
-----------------------------------|        PRESENTED AT SUCH MEETING, THIS
|                                  |        PROXY WILL BE VOTED BY THOSE NAMED
|                                  |        IN THIS PROXY IN THEIR BEST JUDGE-
|--Stockholder----Co-holder (if----|        MENT. AT THE PRESENT TIME, THE
   sign above     any) sign above           BOARD OF DIRECTORS KNOWS OF NO OTHER
                                            BUSINESS TO BE PRESENTED AT THE
                                            MEETING.

                                               When signing as attorney,
                                            executor, trustee or guardian,
                                            please give your full title.  If
                                            shares are held jointly, each
                                            holder should sign.


   Detach above card, sign, date and mail in postage paid envelope provided.

                     COMMUNITY BANK SHARES OF INDIANA, INC.
|------------------------------------------------------------------------------|
|            THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS                 |
| Should the above signed be present and elect to vote at the Meeting or at | | any adjournments thereof and after notfication to the Secretary of Community | | Bank Shares of Indiana, Inc, at the Meeting of the stockholder's decision to | | terminate this proxy, then the power of said attorneys and proxies shall be | | deemed terminated and of no further force and effect. This proxy may also | | be revoked by sending written notice to the Secretary of Community Bank | | Shares of Indiana, Inc. at the address set forth on the Notice of Annual | | Meeting of Stockholders, or by the filing of a later proxy prior to a vote |
| being taken on a particular proposal at the Meeting.                         |
| The above signed acknowledges receipt from Community Bank Shares of Indiana,| |Inc., prior to the execution of this proxy of notice of the Meeting, a proxy |
|statement dated April 14, 2003, and audited financial statements.             |
|                             PLEASE ACT PROMPTLY                              |
|                   SIGN, DATE & MAIL YOUR PROXY CARD TODAY                    |
|------------------------------------------------------------------------------|
IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

----------------------------------------

----------------------------------------

----------------------------------------

                                   APPENDIX A

                              COMMUNITY BANK SHARES

                             PERFORMANCE UNITS PLAN

     1. Purpose. The Performance Units Plan (the "Plan") of Community Bank Shares of Indiana, Inc. (Community Bank Shares or the "Company") is designed to provide long-term incentive compensation for key executives. Its purpose is to benefit the Company by increasing motivation on the part of its management personnel in senior executive positions who are materially important to the development of the Company's business. The Plan will create an incentive for them to remain in the employ of the Company and to work to the very best of their abilities for the achievement of the Company's strategic growth objectives. This purpose is intended to be accomplished under the Plan by granting Performance Units to such key personnel (in addition to their annual cash compensation, including bonus) which, if performance objectives and/or service requirements with the Company are achieved, will permit them to share in the Company's success.

     2. Participants. Participants in the Plan shall be full time employees of the Company, its subsidiaries or any subsidiary of its subsidiaries, who may, but need not be, officers of the Company or of its subsidiaries or divisions, who are determined by the Compensation Committee (the "Committee") of the Board of Directors (the "Board") of Community Bank Shares, in its discretion, to be select senior management personnel important to the growth of the Company, and to whom the Committee shall make any award under the Plan. Participants in the Plan are required to sign an Acceptance of Award form which contains, among other things, a two-year noncompete provision prohibiting the Participant from competing with the Company and its subsidiaries during the term of his or her employment with the Company and/or its subsidiaries and, unless his or her employment is terminated following a Change in Control (as hereafter defined) for a period of two years thereafter.

     3. Performance Units; Community Shares. The total number of Units available under the Plan shall be 250,000 units. In the event any award of Performance Units is cancelled on account of termination of a Participant's employment, failure to meet performance objectives, or for any other reason, the Committee may again award the Units canceled to an existing or new Participant.

     The total number of shares of Community Bank Shares common stock ("Community Shares") that may be issued in payment of Performance Units awarded under the Plan shall be 250,000 shares of Community Shares as presently constituted. This number shall be adjusted to reflect subsequent stock dividends, stock splits, spin-offs, spin-outs, reverse stock splits and similar matters affecting outstanding Community Shares. Shares not exceeding this number may be issued in payment of Performance Units awarded under the Plan at the discretion of the Committee.

     4. Performance Period. The Committee in its discretion may award none, all, or any part of the Units covered by the Plan as Performance Units. Performance objectives may be established from time to time by the Committee. Performance objectives need not be the same in respect to all Participants and may be established separately for the Company as a whole or for its various groups, divisions and subsidiaries, all as the Committee may determine, in its discretion. The performance objectives may include growth in the Company's earnings per share or net income, increases in the assets or profitability of a division or subsidiary or any other growth measure the Committee may adopt. Except as provided in Section 11, the performance period over which achievement of any performance objective shall be determined shall not be less than two years or more than four years. The performance period over which achievement of any performance objective is determined may include the fiscal year during which the Performance Unit to which the performance objective relates is awarded.

     Awards of Performance Units may be conditioned on the Participant's continued employment by the Company or a subsidiary over the performance period or in any other manner the Committee may determine.

     Any award of Performance Units prior to the date of this Plan is approved or ratified by shareholders of the Company shall be contingent on the approval or ratification of this Plan by the shareholders of the Company, as contemplated by Section 15.



                                       A1

     5. Performance Unit Awards. Performance Unit Awards shall be made pursuant to performance programs as follows:

     (a) Performance Programs; Initial Grants. After the approval of this Plan by the Board, and subject to approval or ratification of this Plan by shareholders, the Committee shall establish one or more performance programs Each with a specified objective or objectives and a specified performance period over which the specified objective is targeted for achievement. Participants may be awarded Units in any one or more of the performance programs. Initial awards in any program shall be made to such number of Participants as then determined by the Committee. In making its determination of who shall be Participants in any performance program, the Committee shall take into account such factors as the Participants' level of responsibility, job performance, potential for growth, level and types of compensation and such other factors as the Committee deems relevant.

     (b) Subsequent Awards. During the term of the Plan, additional Performance Units may be awarded (subject to the maximum number provided for above) in the discretion of the Committee, either (i) to new Participants in the Plan or (ii) if the Committee determines circumstances of significant promotion or additional responsibility so warrant, to any one or more of the initial Participants in the Plan. In respect of such additional awards, the Committee may make such adjustments therein as it may deem reasonable on account of any lesser period of participation in the program by the holder of any subsequent award.

     (c) Notice of Awards. Upon the making of any award by the Committee, the Participant shall be advised of the number of Performance Units awarded and of the terms of the award. An award to a Participant shall not be effective until the Participant delivers to the Company an executed written Acceptance of Award, in such form as the Committee determines, to evidence the Participant's acceptance of such award and agreement to be bound by the terms and conditions of the award and this Plan.

     6. Performance Unit Payment. Subject to Section 15, a holder of Performance Units shall be entitled to receive, if the applicable targeted performance objective is met, an amount equal to the market value of one share of Community Bank Shares common stock ("Community Shares") on the date of the expiration of the applicable performance period multiplied by the number of Performance Units awarded. For the purposes hereof market value as of any date shall be the value as of said date as reasonably determined by the Committee based on market activity.

     Notwithstanding the provisions of the foregoing paragraph, the Committee in its discretion may establish at the time it establishes the targeted performance objective, a minimum performance target and may provide for payment on a reduced scale if the targeted performance objective is not achieved but the minimum performance target is met or exceeded. Similarly, the Committee in its discretion may establish at the time it establishes the targeted performance objective enhanced performance objective(s) and may provide for payment on an increased scale to the extent both the targeted and enhanced performance objectives are exceeded subject, however, to the limitation herein on the maximum number of Units and Community Shares covered by this Plan.

     Payment amounts will be paid in Community Shares, except that the Committee may, in its discretion, authorize payment in cash in lieu of Community Shares in an amount sufficient to satisfy applicable tax withholding obligations on account of such payment.

     7. Distributions. Distribution of amounts to which a Participant is entitled in respect of Performance Units shall be made as soon as practicable after the holder of such Performance Units becomes entitled thereto.

     8. Conditions to Payments. Except as otherwise herein provided or determined by the Committee, a Participant, in order to be entitled to receive any payment on Performance Units awarded to him, must be in the employ of the Company or subsidiary of the Company on the expiration of the relevant performance period and must have been continuously in the employ of the Company or a subsidiary from the time of the award of the Performance Units to him, except for leaves of absence, which may be approved by the Committee. No vested interest in any payment under the Units shall accrue during the term of the performance period and no payment in respect of the Units shall be required to be made to any Participant whose employment with the Company or a


                                       A2
subsidiary is terminated, with or without cause, prior to the time he is entitled to receive a distribution hereunder; provided, however, that the Committee, in its absolute discretion, may make such pro-rata or other payment (or no payment), as it may determine, to a Participant whose employment terminates (on account of death, disability, retirement or otherwise) prior to the time he is entitled to receive distribution on his Performance Units. If termination is on the account of death, the Committee may make payment of any distribution it authorizes to the Participant's surviving spouse, heirs or estate, as the Committee may determine.

     9. Committee Membership; Authority. The Plan shall be administered by the members of the Committee of the Board, so long as it shall consist solely of two or more members of the Board who are non-employee directors as defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "1934 Act"), as in effect from time to time. In the event said Committee, by reason of changes in its membership, shall no longer be so qualified, the Board shall appoint a new Committee to administer the Plan, whose members shall cause the Committee to qualify under Rule 16b-3. The Committee shall have plenary authority and discretion to interpret the Plan, to establish any rules or regulations relating to the Plan which it determines to be appropriate, and to make any other determination which it believes necessary or advisable for the proper administration of the Plan. All decisions and determinations by the Committee with respect to the Plan and its administration, including, without limitation, the establishment of programs, the award of Performance Units and the determination of whether performance objectives have been achieved or Performance Units are payable shall be final and binding.

     10. Determination of Achievement of Objectives. Not in limitation of its authority as provided for in the preceding Section, the Committee in regard to any performance program adopted by it, may thereafter change or modify the terms of the program and shall determine whether any performance objective of any program has been met. For this purpose, if the targeted objective shall be growth in assets, earnings, profitability or other target determined by reference to the Company's accounts, the Committee shall use the accounting results, as audited at the end of any fiscal year by Company's independent certified accountants, provided that the Committee, in its discretion, shall have the authority for the purposes of the Plan to adjust such results for any factors it deems relevant, including, without limitation, changes in accounting methods, changes in corporate taxation, or any extraordinary nonrecurring event causing dilution or diminution in the Company's earnings, all as the Committee may in its discretion deem necessary or desirable to accomplish the purpose of the performance program.

     11. Change in Control of the Company. In the event of a Change of Control (as hereinafter defined) each Participant then holding an award of Performance Units shall, subject to Section 15, be entitled to receive payment thereof, free of any conditions, in an amount determined as follows:

     (a) if the targeted performance objectives have been met as of the date of the Change of Control, the amount shall be equal to the amount that otherwise would be payable if the performance periods had elapsed on the date of the Change of Control; and

     (b) if any of the targeted performance objectives have not been met as of the date of the Change of Control, the amount shall be determined by multiplying
(i) the amount that otherwise would be payable if the performance periods had elapsed and the targeted performance objectives had been met, by (ii) a fraction, the numerator of which is the number of full months that have elapsed since the beginning of the performance period(s) and the denominator of which is the aggregate number of full months in the longest performance period over which achievement of the targeted performance objectives is measured;

provided however, that if the aggregate amount to which such Participant would constitute a "parachute payment" under Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), such amount shall be reduced by the amount determined by the Committee which is minimum necessary to result in no portion of the payment of such amount being non-deductible to the Company pursuant
Section 280G of the Code and subject to excise tax imposed under Section 4999 of the Code. Such amount shall be determined as the Change of Control and payable in accordance with Section 6 as promptly as practicable thereafter. Payment of such amount shall constitute satisfaction in full of all Performance Units held by such Participant at the time of the Change in Control.

     As used herein, "Change in Control" shall be deemed to have occurred if either (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the 1934 Act is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of the Company representing 25% or more of the


                                       A3
combined voting power of the Company's then outstanding securities and during any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority of the members of the Board unless the election, or the nomination for election by stockholders, of each new director was approved by vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; or (ii) approval by the shareholders of the Company of a merger or share exchange with respect to which persons who were the shareholders of the Company immediately prior to such merger or share exchange would not, immediately thereafter, own more than 50% of, respectively, the then outstanding Community Shares and the combined voting power entitled to vote generally in the election of directors of the surviving or acquiring corporation's then-outstanding voting securities, or of a liquidation or dissolution of the Company or of the sale of all or substantially all of the assets of the Company unless, in any such case, the Committee determines, in its discretion, prior to such approval by shareholders that such merger, share exchange, liquidation, dissolution or sale does not constitute a "Change of Control."

     12. Amendment of Plan. The Committee shall have the authority to make amendments and revisions of this Plan, so long as such amendments or revisions do not negatively affect Participants with respect to their previously awarded units.

     13. Additional Provisions. The following additional terms and provisions apply to the Plan:

     (a) No Participant in the Plan shall have any right because he is a Participant in the Plan to continue in the employ of the Company or of any of its subsidiaries for any period of time, or any right to a continuation of his present or any other rate of compensation; and such rights and powers as the Company now has or which it may have in the future to dismiss or discharge any Participant from his employment or to change the assignments of any Participant are expressly reserved to the Company.

     (b) The award of Performance Units to a Participant in the Plan shall create no rights in such Participant as a shareholder of the Company until such time and to the extent that the Participant is delivered Community Shares in satisfaction of such Participant's Performance Units.

     (c) The Company at the time any payment is made under the Plan is authorized to withhold from such payment any amount necessary to satisfy income tax withholding requirements in respect to such payment.

     (d) In the event of stock dividends, stock splits, spin-offs, reverse stock splits or similar matters affecting outstanding Community Shares during the term of the Plan, appropriate revision shall be made (i) in the targeted growth objectives of performance programs, and (ii) in the Performance Units awarded to reflect the effect of such stock dividend, stock split, spin-off, reverse stock split or similar matter on the interests of the Participants in the Plan. Otherwise, no adjustment shall be made in the Performance Units awarded or the amounts payable with respect thereto on account of cash dividends which may be paid or other rights which may be issued to holders of Community Shares during the term of the Plan.

     14. Term of Plan. Subject to Section 15, the term of the Plan shall be for the period from the date of its approval by the Board until the first business day after March 31, 2013, or such earlier date as of which the Board, in its discretion, elects to terminate the Plan. Termination of the Plan shall have no effect on the performance periods of Performance Units awarded prior to termination. Awards of Performance Units may be made during the term of the Plan under performance programs with performance periods extending beyond the term of the Plan.

     15. Shareholder Approval and Other Actions. This Plan, and any award of Performance Units under the Plan, is conditioned on the approval and ratification of the Plan by the shareholders of the Company at or before the 2003 annual meeting of shareholders of the Company, and no Community Shares may be issued hereunder prior to the receipt of such shareholder approval and ratification. The Plan, and the award of Performance Units hereunder, shall become void if the shareholders of the Company do not approve and ratify the Plan at or before the 2003 annual meeting of shareholders of the Company.



                                       A4

     Subject to the approval and ratification of this Plan by the shareholders of the Company, the Board and officers of the Company are authorized to take such action as may be necessary to provide for the issuance of any or all of the Community Shares which may be necessary to satisfy the Company's obligations hereunder and to cause said shares to be listed on any stock exchange or authorized for quotation on any inter-dealer automated quotation system on which Community Shares may at such time be listed or transactions in Community Shares may be quoted.

     16. Non-Assignability. Rights under the Plan and in respect of Units granted under the Plan or payments of amounts are not transferable and may not be assigned or pledged by any Participant at any time, and no recognition shall be required to be given by the Company to any attempted assignment of any rights hereunder or of any attempted assignment of the Units.

     17. Plan a Part of Continuing Compensation Program. This Plan is a part of a continuing program of incentive compensation for senior managerial personnel of the Company and is expected to be supplemented or continued in effect after the term hereof by any additional plan or plans as approved by the Board of Directors.

                                 *** *** *** ***

     The foregoing is a full text of the Performance Units Plan of Community Bank Shares approved by the Board of Directors of Community Bank Shares of Indiana as of March 25, 2003.











                                       A5